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                                                                  Exhibit 3.3(b)

                      ARTICLES OF AMENDMENT TO THE CHARTER

      CORPORATE CONTROL NUMBER (IF KNOWN)             FILING FEE: $10.00

      --------------------------------

      PURSUANT TO THE PROVISIONS OF SECTION 48-2D-106 OF THE TENNESSEE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS CHARTER:

      PLEASE MARK THE BLOCK THAT APPLIES:

|X|   AMENDMENT IS TO BE EFFECTIVE WHEN FILED BY THE SECRETARY OF STATE.

|_|   AMENDMENT IS TO BE EFFECTIVE,
                                    --------------------------------------------
                                     MONTH             DAY               YEAR

      (NOT TO BE LATER THAN 90TH DAY AFTER THE DATE THIS DOCUMENT IS FILED.) IF NEITHER BLOCK IS CHECKED, THE AMENDMENT WILL BE EFFECTIVE AT THE TIME OF FILING.

      1.  PLEASE INSERT THE NAME OF THE CORPORATION AS IT APPEARS ON
          RECORD:            Phillips Builders, Inc.
                 ---------------------------------------------------------------
          IF CHANGING THE NAME, INSERT THE NEW NAME ON THE LINE BELOW:

                               Beazer Homes Corp.
          ----------------------------------------------------------------------

      2.  PLEASE INSERT ANY CHANGES THAT APPLY:

          A.  PRINCIPAL ADDRESS:
                                ------------------------------------------------
                                                 STREET ADDRESS

          ----------------------------------------------------------------------
              CITY                         STATE                       ZIP CODE

          B.  REGISTERED AGENT:
                               -------------------------------------------------

          C.  REGISTERED ADDRESS:
                                 -----------------------------------------------
                                                 STREET ADDRESS

                                      TN
          ----------------------------------------------------------------------
          CITY                       STATE             ZIP CODE        COUNTY

          D.  OTHER CHANGES:

      3.  THE CORPORATION IS FOR PROFIT.

      4. THE MANNER (IF NOT SET FORTH IN THE AMENDMENT) FOR IMPLEMENTATION OF ANY EXCHANGE, RECLASSIFICATION, OR CANCELLATION OF ISSUED SHARES IS AS
          FOLLOWS:

      5.  THE AMENDMENT WAS DULY ADOPTED ON  January      11         1996    BY:
                                           ----------------------------------
                                             MONTH       DAY         YEAR

          (NOTE: PLEASE MARK THE BLOCK THAT APPLIES)

|_|   -   THE INCORPORATORS.

|_|   -   THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL, AS SUCH IS NOT
          REQUIRED.

|X|   -   THE SHAREHOLDERS.

PRESIDENT OF BEAZER HOMES INC;
SOLE SHAREHOLDER OF PHILLIPS BUILDERS INC.
                                                     /S/ IAN J McCARTHY
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        SIGNER'S CAPACITY                                     SIGNATURE